UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2019
ORGANOVO HOLDINGS, INC.
(Exact name of registrant as specified in its charter) Commission File Number: 001-35996

Delaware	27-1488943
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

6275 Nancy Ridge Dr., San Diego, California 92121
(Address of principal executive offices, including zip code)

(858) 224-1000

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d)  On February 19, 2019, the Board of Directors (the “Board”) of Organovo Holdings, Inc. (the “Company”) authorized and approved an increase in the size of the Board from eight (8) to nine (9) members and appointed Carolyn Beaver to the Board as Class I Director.  The Company issued a press release announcing the appointment of Ms. Beaver on February 20, 2019.  A copy of that press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.02.

Ms. Beaver has over 30 years of audit and financial management experience.  She previously held several positions at Sequenom Inc., a life sciences testing company, including Chief Financial Officer and Senior Vice President from March 2015 to October 2016, Chief Financial Officer from June 2014 to March 2015 and Vice President and Chief Accounting Officer from June 2012 to March 2015.  Ms. Beaver was previously Corporate Vice President and Controller of Beckman Coulter, Inc., a biomedical laboratory instrument and test company, from August 2005 until June 2012, and was named Chief Accounting Officer in October 2005, a position she held until July 2011, following the acquisition of Beckman Coulter, Inc. by Danaher Corporation.  She also served as interim Chief Financial Officer of Beckman Coulter from July 2006 through October 2006.  Ms. Beaver was a director of Commerce National Bank, chair of its audit committee and a member of its asset/liability committee from 2005 until the bank was acquired in 2013.  Ms. Beaver served as an audit partner with KPMG LLP from 1987 to 2002.  She was named a director and member of the audit committee of MaxLinear, Inc., a high-performance broadband and networking semiconductor company, in December 2018.  Ms. Beaver received a Bachelor of Science degree in Business Administration from California State Polytechnic University, Pomona.

In appointing Ms. Beaver as a director, the Board determined that she is qualified to be a member of the Company’s Board based on her financial reporting and accounting expertise and experience.  Specifically, the Board considered Ms. Beaver’s prior service as Chief Financial Officer and Chief Accounting Officer for life sciences companies, her past and current board and board committee experience and her prior employment as an audit partner with KPMG LLP.

The Company’s non-employee director compensation program for fiscal 2019 includes an annual cash retainer of $50,000, plus additional cash retainers for service on the Board’s standing committees.  Ms. Beaver will receive a pro-rated annual cash retainer based on the date of her appointment.  Under the non-employee director compensation program, Ms. Beaver is also eligible to receive an initial stock option award (the “Initial Option Award”) for that number of shares of the Company’s common stock equal to 0.04% of the Company’s outstanding shares of common stock on the grant date, with the number of shares subject to the Initial Option Award rounded to the nearest 500 shares.  The Initial Option Award will have an exercise price equal to the closing market price of the Company’s common stock on the grant date, and will vest quarterly over three years measured from her appointment date (i.e., February 19, 2019), subject to accelerated vesting in the event of a change of control.  Additionally, Ms. Beaver will receive a pro-rated annual stock option award (the “Annual Option Award”) for that number of shares of common stock equal to 5/12ths of the number of shares of common stock issuable under her Initial Option Award.  The Annual Option Award will have an exercise price equal to the closing market price of the Company’s common stock on the grant date, and will vest on the earlier of twelve months from July 26, 2018, or the day prior to the 2019 annual meeting of stockholders, subject to accelerated vesting in the event of a change of control.  Each Initial and Annual Option Award will be subject to the terms and conditions of the Company’s 2012 Equity Incentive Plan, and will be subject to a Stock Option Award Agreement in the form previously approved by the Board for issuance to the Company’s non-employee directors. The Company’s form of Non-Employee Director Stock Option Award Agreement was filed with the Securities and Exchange Commission on June 9, 2015 as Exhibit 10.35 to the Company’s Annual Report on Form 10-K for the year ended March 31, 2015 and is incorporated herein by reference.  The Board intends to grant the Initial and Annual Option Awards to Ms. Beaver at the next regularly scheduled Board meeting.

The Company also entered into an Indemnification Agreement with Ms. Beaver. This Indemnification Agreement provides for indemnification and advancement of litigation and other expenses to Ms. Beaver to the fullest extent permitted by law for claims relating to her service to the Company or its subsidiaries. The Indemnification Agreement is identical in all material respects to the indemnification agreements entered into with the Company’s other directors and officers. The Company’s form of indemnification agreement was filed with the Securities and Exchange Commission on February 13, 2012 as Exhibit 10.17 to the Company’s Current Report on Form 8-K and is incorporated by reference herein.

There are no family relationships between Ms. Beaver and any of the Company’s directors or executive officers, and there were no arrangements or understandings by which Ms. Beaver was named a director.  In addition, Ms. Beaver has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d)

Exhibit No.	Exhibits
10.1

Form of Non-Employee Director Stock Option Award Agreement (incorporated by reference to Exhibit 10.35 to the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2015 filed with the Securities and Exchange Commission on June 9, 2015).

10.2	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.17 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on February 13, 2012).
99.1	Press Release, dated February 20, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ORGANOVO HOLDINGS, INC.

Date: February 20, 2019	/s/ Taylor Crouch
Taylor Crouch
Chief Executive Officer and President